UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2019

Nightfood Holdings, Inc.

Exact name of registrant as specified in its charter)

Nevada	000-55406	46-3885019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 White Plains Road – Suite 500, Tarrytown, New York	10591
(Address of principal executive offices)	(Zip Code)

888-888-6444

Registrant’s telephone number, including area code

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Item 1.01 Entry Into a Material Definitive Agreement.

Registrant entered into a Security Purchase Agreement and Convertible Promissory note dated April 29, 2019, and funded on April 29, 2019 in the net amount of $208,000. The lender was Eagle Equities, LLC. The new note carries an 8% interest rate, and has a maturity date of twelve (12) months from the date of execution. Should the Note not be paid in full prior to maturity, any remaining balance would be convertible into the Registrant’s common stock at a discount to market.

Eagle has been providing similarly structured financing to registrant since September 8, 2017. The majority of these funds will go towards building Nightfood ice cream inventory required for distribution partnerships as well as marketing and brand awareness to support the national roll-out.

The forgoing is a summary of the note and securities purchase agreement and is qualified in its entirety by the note and security purchase agreement, which are exhibits hereto.

Also on April 29, 2019, Registrant entered into a Master Services Agreement with GoBrands, Inc., d/b/a goPuff. Nightfood Ice Cream will be available for purchase and delivery through the goPuff website and app, initially in approximately 35 delivery markets including Washington DC, Baltimore, Providence, Pittsburgh, Chicago starting May 2019. Over the coming months and quarters, the joint roll-out plan would have Nightfood in all markets where goPuff operates, such as Denver, Atlanta, Phoenix, Seattle, Portland, Austin, Houston, Dallas, Tampa, St. Louis, Kansas City, Indianapolis, Columbus, Lincoln, Minneapolis, Nashville, Orlando, and many others. goPuff currently operates in more than 75 delivery markets across the country, with plans to open more in 2019 and beyond.

Item 9.01 Financial Statements and Exhibits

Financial Information

None

Exhibits:

10.1	Securities Purchase Agreement – Eagle Equities LLC
10.2	Note – Eagle Equities LLC
10.3	goPuff Master Services Agreement and Statement of Work

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIGHTFOOD HOLDINGS, INC.

May 3, 2019
	By:	/s/ Sean Folkson
Sean Folkson
Chief Executive Officer

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